UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02351

Western Asset Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2017

WESTERN ASSET

INCOME FUND (PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The Fund’s investment policies provide that its portfolio be invested as follows: at least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents; up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock; and not more than 25% in securities restricted as to resale. Trust preferred interests and capital securities are considered debt securities and not preferred stock for purposes of the foregoing guidelines.

II	Western Asset Income Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Income Fund for the twelve-month reporting period ended December 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

Western Asset Income Fund	III

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the twelve months ended December 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, state and local government spending, federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on December 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In December 2017, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rate,iii three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.

The Fund’s investment policies provide that its portfolio be invested as follows: at least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents; up to 25% in other fixed-income securities, convertible bonds, convertible preferred and preferred stock; and not more than 25% in securities restricted as to resale. Trust preferred interests and capital securities are considered debt securities and not preferred stock for purposes of the foregoing guidelines.

At Western Asset Management Company (“Western Asset”), the Fund’s investment adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Ryan K. Brist and Michael C. Buchanan.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The investment-grade corporate bond market generated strong results over the twelve-month reporting period ended December 31, 2017. The market was impacted by a number of factors, including overall robust investor demand, accelerating global economic growth, three interest rate hikes by the Federal Reserve Board (the “Fed”)i, generally benign inflation, several geopolitical issues and, most recently, the signing of U.S. tax reform legislation.

Short-term Treasury yields moved higher during the reporting period, whereas longer-term Treasury yields edged lower. The yield for the two-year Treasury note began the reporting period at 1.20% and ended the period at 1.89%. The low of 1.12% occurred on February 24, 2017, and the peak of 1.92% took place on December 26, 2017. The yield for the ten-year Treasury began the reporting period at 2.45% and ended the period at 2.40%. The low of 2.05% occurred on September 7, 2017, and the peak of 2.62% took place on March 13, 2017.

All told, the overall credit market, as represented by the Bloomberg Barclays U.S. Credit Index (the “Index”)ii, returned 6.18% during the twelve months ended December 31, 2017. Over the same period, the overall bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiii, returned 3.54%. As measured by the Index, lower-rated BBB-rated bonds significantly outperformed higher-rated AAA-rated securities, as they returned 7.45% and 2.76%, respectively.

Western Asset Income Fund 2017 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. Within the Health Care sector, we increased the Fund’s allocation to health insurance issuers. This was done as we felt that potential changes to the Affordable Care Act would favor insurers over hospitals. We added to the Fund’s exposure to the Communications1 sector as spreads widened and became more attractive. In contrast, we reduced the Fund’s exposure in technology, food/beverage and tobacco, largely to capture profits. Meanwhile, we increased the Fund’s position in emerging market corporates, as we found value in companies such as Brazilian oil company Petrobras Global Finance BV and paper company Suzano. Conversely, we reduced the Fund’s exposure to emerging market sovereigns, partially by capturing profits from the Fund’s holdings in Argentina.

During the reporting period, Treasury futures were used to manage the Fund’s durationiv and yield curvev positioning. These instruments detracted from performance.

Performance review

For the twelve months ended December 31, 2017, Western Asset Income Fund returned 10.27% based on its net asset value (“NAV”)vi and 15.31% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield Indexvii and the Bloomberg Barclays U.S. Credit Index, returned 7.50% and 6.18%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageviii returned 6.76% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.69 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2017
Price Per Share	12-Month Total Return**
$15.39 (NAV)	10.27	%†[2]
$15.76 (Market Price)	15.31	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

[1]	Communications consists of the following industries: Media - Cable, Media - Non-Cable and Telecommunications.

[2]

Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

*	For the tax character of distributions paid during the fiscal year ended December 31, 2017, please refer to page 36 of this report.

2	Western Asset Income Fund 2017 Annual Report

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. The Fund’s holdings in the Financials sector benefited from improving fundamentals and expectations for rising profits if interest rates moved higher. The Fund’s overweights in Royal Bank of Scotland Group PLC, Credit Suisse, Citigroup Inc. and Credit Agricole SA added the most value. Within the Energy sector, the Fund’s overweights in Williams Cos. Inc., Devon Energy Corp., Petrobras Global Finance BV and KMI contributed to returns as they benefited from rising oil prices. Strong performers in the Materials sector included Vale Overseas Ltd., Glencore and Freeport-McMoRan Inc., all of which rallied along with rising commodity prices. Finally, within the Consumer Non-Cyclicals1 sector, overweights in British Tobacco and Valeant Pharmaceuticals International Inc. were the best performers as their spreads narrowed.

The Fund’s quality biases were also additive for results. In particular, an overweight to securities rated BBB and underweights to securities rated AA and A were rewarded, as lower quality bonds significantly outperformed their higher quality counterparts.

From a sector allocation perspective, underweights to taxable municipal securities, the Consumer Non-Cyclicals sector and technology were the most additive for results, as they all lagged the Index. An overweight to the strong performing Materials sector was also rewarded.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its underweight to emerging market sovereigns. These securities benefited from the synchronized global economic expansion, rising commodity prices, the weakening U.S. dollar and moderating concerns over U.S. protectionist policies.

While security selection was positive overall, having no allocation to Oracle Corp., Wal-Mart Stores, Inc. and Amgen, Inc. were headwinds for results, as were underweights in Apple Inc. and Pfizer Inc. These higher quality companies had less attractive yields than we could find elsewhere. Having an underweight to Morgan Stanley detracted from results. We felt Goldman Sachs offered greater value.

From a country perspective, having no allocation to Colombia and Uruguay was not rewarded. We chose to focus on emerging market countries that we felt had more attractive fundamentals. Having an underweight to Mexico — based on our concerns over trade risks with the U.S. — was also a negative as it performed well during the year.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

Western Asset Income Fund 2017 Annual Report	3

Fund overview (cont’d)

tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2018

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds (commonly known as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2017 were: Financials (32.1%), Energy (16.1%), Consumer Discretionary (8.1%), Materials (6.8%) and Telecommunication Services (5.9%). The Fund’s portfolio composition is subject to change at any time.

4	Western Asset Income Fund 2017 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144A securities are also included.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Income Fund 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the Fund’s portfolio as of December 31, 2017 and December 31, 2016, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

6	Western Asset Income Fund 2017 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2017

Total Spread Duration
PAI	— 8.31 years
Benchmark	— 7.31 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
PAI	— Western Asset Income Fund

Western Asset Income Fund 2017 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — December 31, 2017

Total Effective Duration
PAI	— 7.24 years
Benchmark	— 7.32 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
PAI	— Western Asset Income Fund

8	Western Asset Income Fund 2017 Annual Report

Schedule of investments

December 31, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 88.7%
Consumer Discretionary — 8.1%
Auto Components — 0.5%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	$740,000	$786,250	(a)
Automobiles — 1.0%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	410,000	454,380
General Motors Co., Senior Notes	6.600%	4/1/36	170,000	207,704
General Motors Co., Senior Notes	5.200%	4/1/45	310,000	328,777
General Motors Co., Senior Notes	6.750%	4/1/46	310,000	391,687
Total Automobiles				1,382,548
Hotels, Restaurants & Leisure — 0.4%
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	180,000	193,500
McDonald’s Corp., Senior Notes	4.700%	12/9/35	150,000	170,903
McDonald’s Corp., Senior Notes	4.875%	12/9/45	230,000	267,510
Total Hotels, Restaurants & Leisure				631,913
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.875%	8/22/37	270,000	287,475	(a)
Media — 6.0%
21st Century Fox America Inc., Senior Debentures	7.750%	12/1/45	130,000	206,985
21st Century Fox America Inc., Senior Notes	6.550%	3/15/33	545,000	718,199
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	420,000	414,750	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	110,000	128,792
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	260,000	304,188
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	350,000	360,199
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,285,305
Comcast Corp., Notes	6.450%	3/15/37	220,000	297,390
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	228,924
Time Warner Cable LLC, Debentures	7.300%	7/1/38	200,000	251,424
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	180,000	212,308
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	690,000	735,894
Time Warner Cable LLC, Senior Notes	6.750%	6/15/39	10,000	12,035
Time Warner Cable LLC, Senior Notes	5.500%	9/1/41	50,000	52,287
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	410,000	565,492
Time Warner Inc., Senior Notes	4.900%	6/15/42	150,000	156,816
UBM PLC, Notes	5.750%	11/3/20	570,000	592,197	(a)
Viacom Inc., Senior Debentures	5.250%	4/1/44	50,000	49,019

See Notes to Financial Statements.

Western Asset Income Fund 2017 Annual Report	9

Schedule of investments (cont’d)

December 31, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Viacom Inc., Senior Notes	4.375%	3/15/43	$70,000	$60,816
Viacom Inc., Senior Notes	4.875%	6/15/43	30,000	27,957
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,000,000	1,036,250	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	840,000	900,780
WPP Finance 2010, Senior Notes	5.625%	11/15/43	150,000	173,288
Total Media				8,771,295
Multiline Retail — 0.0%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	10,000	9,675
Total Consumer Discretionary				11,869,156
Consumer Staples — 3.5%
Beverages — 1.8%
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	980,000	1,140,360
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	260,000	275,944
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	350,000	384,457	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	670,000	816,237	(a)
Total Beverages				2,616,998
Food & Staples Retailing — 0.3%
CVS Health Corp., Senior Notes	5.125%	7/20/45	340,000	391,177
Kroger Co., Senior Notes	4.650%	1/15/48	90,000	92,500
Total Food & Staples Retailing				483,677
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	50,000	54,748
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	150,000	161,535
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	250,000	276,041
Total Food Products				492,324
Tobacco — 1.1%
BAT Capital Corp., Senior Notes	4.540%	8/15/47	430,000	454,614	(a)
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	100,000	109,069
Reynolds American Inc., Senior Notes	8.125%	5/1/40	270,000	404,991
Reynolds American Inc., Senior Notes	7.000%	8/4/41	320,000	434,449
Reynolds American Inc., Senior Notes	5.850%	8/15/45	90,000	112,811
Total Tobacco				1,515,934
Total Consumer Staples				5,108,933
Energy — 16.1%
Energy Equipment & Services — 1.0%
Baker Hughes a GE Co., LLC, Senior Notes	7.500%	11/15/18	370,000	386,891
ENSCO International Inc., Senior Bonds	7.200%	11/15/27	120,000	111,600
Ensco PLC, Senior Notes	5.200%	3/15/25	480,000	410,400

See Notes to Financial Statements.

10	Western Asset Income Fund 2017 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy Equipment & Services — continued
Halliburton Co., Senior Notes	5.000%	11/15/45	$200,000	$230,576
Petrofac Ltd., Senior Notes	3.400%	10/10/18	310,000	307,675	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	130,000	108,550
Total Energy Equipment & Services				1,555,692
Oil, Gas & Consumable Fuels — 15.1%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	598,224
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	460,000	486,128
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	460,000	516,953
Apache Corp., Senior Notes	6.900%	9/15/18	100,000	103,176
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	225,402
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	171,045
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	97,787
Cenovus Energy Inc., Senior Notes	5.250%	6/15/37	90,000	92,970
ConocoPhillips, Notes	6.500%	2/1/39	810,000	1,137,231
Continental Resources Inc., Senior Notes	4.375%	1/15/28	280,000	276,766	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	350,000	409,333
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	378,472
Devon Energy Corp., Senior Notes	5.000%	6/15/45	270,000	302,360
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	380,000	522,872
Ecopetrol SA, Senior Notes	5.375%	6/26/26	740,000	800,828
Ecopetrol SA, Senior Notes	5.875%	5/28/45	176,000	180,312
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	120,000	129,901
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	250,000	275,625
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	403,872
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,474,117
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	332,568
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,274,781
Kinder Morgan Inc., Medium-Term Notes	7.800%	8/1/31	2,000,000	2,585,486
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	200,000	208,199	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	600,000	513,000	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	462,772
Noble Energy Inc., Senior Notes	5.250%	11/15/43	150,000	166,619
Noble Energy Inc., Senior Notes	4.950%	8/15/47	390,000	419,016
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	640,000	705,920
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	300,000	289,875
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	2,635,000	2,824,957
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	450,000	511,312
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	204,359

See Notes to Financial Statements.

Western Asset Income Fund 2017 Annual Report	11

Schedule of investments (cont’d)

December 31, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	6.375%	12/15/38	$250,000	$349,215
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	470,000	601,659
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	5.400%	8/15/41	310,000	365,246
Western Gas Partners LP, Senior Notes	4.650%	7/1/26	660,000	687,253
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	57,692
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	45,787
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	808,250
Total Oil, Gas & Consumable Fuels				21,997,340
Total Energy				23,553,032
Financials — 31.8%
Banks — 18.0%
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	340,000	355,088	(a)
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790)	3.004%	12/20/23	107,000	107,348	(a)(b)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	140,000	142,475	(b)
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	424,645
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	320,000	410,356
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	900,000	1,352,633
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	292,714	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	450,000	510,469
Barclays PLC, Subordinated Notes	4.836%	5/9/28	240,000	250,083
BNP Paribas SA, Junior Subordinated Notes (7.625% to 3/30/21 then USD 5 year Swap Rate + 6.314%)	7.625%	3/30/21	330,000	363,825	(a)(b)(c)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	200,000	231,250	(a)(b)(c)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	700,000	748,152	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	410,000	445,186	(a)
Citigroup Inc., Senior Notes	8.125%	7/15/39	251,000	402,587
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	316,786
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	846,250
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	400,000	423,984
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	404,000	510,574
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	513,891
Commonwealth Bank of Australia, Notes	2.200%	11/9/20	1,000,000	991,478	(a)
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	708,000	793,845	(a)(b)(c)
Cooperatieve Rabobank U.A., Senior Notes	5.250%	5/24/41	570,000	720,396
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	450,000	574,700

See Notes to Financial Statements.

12	Western Asset Income Fund 2017 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Cooperatieve Rabobank U.A., Subordinated Notes	5.250%	8/4/45	$340,000	$410,807
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	560,000	613,200	(a)(b)(c)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,040,000	1,249,930	(a)(b)(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	210,000	218,130
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	674,171	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	300,000	298,149	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	360,000	360,544	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	690,000	728,075	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	260,000	280,163	(b)(c)
JPMorgan Chase & Co., Senior Notes (4.260% to 2/22/47 then 3 mo. USD LIBOR + 1.580%)	4.260%	2/22/48	100,000	108,517	(b)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	440,000	548,308
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	150,000	174,754
Lloyds Banking Group PLC, Junior Subordinated Bonds (7.500% to 6/27/24 then USD 5 year Swap Rate + 4.760%)	7.500%	6/27/24	360,000	409,050	(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	1,360,000	1,781,600	(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	590,000	665,963	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,010,000	1,113,470
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	350,000	385,984
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	480,000	570,108
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	210,000	220,677	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	499,122	(a)
U.S. Bank N.A., Senior Notes	2.050%	10/23/20	500,000	496,600
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	1/29/18	1,190,000	1,200,413	(b)(c)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	310,000	304,198
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	513,189
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	180,000	190,306
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	440,000	492,972
Total Banks				26,237,115
Capital Markets — 5.7%
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	566,189
Credit Suisse Group AG, Junior Subordinated Notes (6.250% to 12/18/24 then USD 5 year Swap Rate + 3.455%)	6.250%	12/18/24	1,170,000	1,271,451	(a)(b)(c)

See Notes to Financial Statements.

Western Asset Income Fund 2017 Annual Report	13

Schedule of investments (cont’d)

December 31, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	$850,000	$982,287
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	270,000	310,035
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	286,379
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	769,715
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	858,293
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	500,000	581,177
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	820,000	911,004	(a)
Moody’s Corp., Senior Notes	2.750%	12/15/21	500,000	501,083
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	101,102
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	107,282
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	125,578
Morgan Stanley, Senior Notes	4.375%	1/22/47	300,000	329,693
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	190,000	215,668
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	340,000	398,038
Total Capital Markets				8,314,974
Consumer Finance — 1.9%
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	211,050
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,446,351
Navient Corp., Senior Notes	7.250%	1/25/22	830,000	892,250
Navient Corp., Senior Notes	6.125%	3/25/24	290,000	295,075
Total Consumer Finance				2,844,726
Diversified Financial Services — 2.4%
Blackstone Holdings Finance Co., LLC, Senior Notes	4.450%	7/15/45	190,000	204,443	(a)
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	220,000	252,417	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.550%)	4.370%	12/21/65	470,000	459,425	(a)(b)
ILFC E-Capital Trust II, Bonds ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.800%)	4.620%	12/21/65	270,000	261,900	(a)(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	136,272
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	218,719
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	700,000	722,426	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	392,000	391,020	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	220,000	218,900	(a)
Voya Financial Inc., Senior Notes	5.700%	7/15/43	500,000	614,613
Total Diversified Financial Services				3,480,135

See Notes to Financial Statements.

14	Western Asset Income Fund 2017 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — 3.8%
Allstate Corp., Junior Subordinated Debentures (6.500% to 5/15/37 then 3 mo. USD LIBOR + 2.120%)	6.500%	5/15/57	$480,000	$591,000	(b)
American International Group Inc., Junior Subordinated Debentures (6.250% to 3/15/37 then 3 mo. USD LIBOR + 2.056%)	6.250%	3/15/87	80,000	87,400	(b)
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	99,843
Aon PLC, Senior Notes	4.750%	5/15/45	90,000	100,465
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	288,250
Brighthouse Financial Inc., Senior Notes	3.700%	6/22/27	550,000	541,978	(a)
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	187,373
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000	194,750	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	190,000	242,345	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	635,067	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	260,000	296,532	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,150,000	1,325,731
Prudential Financial Inc., Junior Subordinated Debentures (8.875% to 6/15/18 then 3 mo. USD LIBOR + 5.000%)	8.875%	6/15/38	340,000	350,115	(b)
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	400,000	566,244	(a)
Total Insurance				5,507,093
Total Financials				46,384,043
Health Care — 4.4%
Biotechnology — 0.7%
AbbVie Inc., Senior Subordinated Notes	4.700%	5/14/45	180,000	202,633
Celgene Corp., Senior Notes	5.000%	8/15/45	250,000	284,754
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	76,243
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	310,000	345,372
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	57,978
Total Biotechnology				966,980
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories, Senior Notes	4.750%	11/30/36	220,000	247,973
Abbott Laboratories, Senior Notes	4.900%	11/30/46	230,000	264,762
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	200,000	219,555
Becton, Dickinson & Co., Senior Notes	4.669%	6/6/47	410,000	445,727
Total Health Care Equipment & Supplies				1,178,017
Health Care Providers & Services — 2.3%
Anthem Inc., Senior Notes	2.500%	11/21/20	1,000,000	998,602
Anthem Inc., Senior Notes	4.375%	12/1/47	50,000	53,387
Cardinal Health Inc., Senior Notes	3.410%	6/15/27	270,000	264,817
HCA Inc., Senior Secured Notes	5.500%	6/15/47	570,000	570,000

See Notes to Financial Statements.

Western Asset Income Fund 2017 Annual Report	15

Schedule of investments (cont’d)

December 31, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Humana Inc., Senior Notes	8.150%	6/15/38	$80,000	$119,700
Humana Inc., Senior Notes	4.800%	3/15/47	230,000	260,394
Magellan Health Inc., Senior Notes	4.400%	9/22/24	420,000	423,331
UnitedHealth Group Inc., Senior Notes	2.950%	10/15/27	620,000	618,975
Total Health Care Providers & Services				3,309,206
Pharmaceuticals — 0.6%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	190,000	201,645
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	200,000	213,735
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	430,000	449,221	(a)
Zoetis Inc., Senior Notes	4.700%	2/1/43	30,000	33,665
Total Pharmaceuticals				898,266
Total Health Care				6,352,469
Industrials — 4.9%
Aerospace & Defense — 1.0%
Huntington Ingalls Industries Inc., Senior Notes	3.483%	12/1/27	200,000	199,750	(a)
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	40,000	44,993
Lockheed Martin Corp., Senior Notes	4.700%	5/15/46	120,000	140,582
Northrop Grumman Systems Corp., Senior Notes	7.875%	3/1/26	870,000	1,138,388
Total Aerospace & Defense				1,523,713
Airlines — 0.6%
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	92,465	97,005
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	61,902	63,450	(d)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	138,621	149,590
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	62,881	66,025	(d)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	56,704	63,746
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	93,839	101,534
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	261,669	291,028
Total Airlines				832,378
Commercial Services & Supplies — 1.0%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	136,761
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	360,590
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.250%	4/15/21	600,000	612,750	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	357,084
Total Commercial Services & Supplies				1,467,185

See Notes to Financial Statements.

16	Western Asset Income Fund 2017 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Construction & Engineering — 0.6%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	$790,000	$859,973
Industrial Conglomerates — 1.2%
General Electric Co., Junior Subordinated Bonds (5.000% to 1/21/21 then 3 mo. USD LIBOR + 3.330%)	5.000%	1/21/21	710,000	732,614	(b)(c)
General Electric Co., Senior Notes	6.875%	1/10/39	646,000	932,669
General Electric Co., Subordinated Notes	5.300%	2/11/21	138,000	149,075
Total Industrial Conglomerates				1,814,358
Machinery — 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	220,000	259,320
Road & Rail — 0.3%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	60,000	60,000	(a)
Union Pacific Corp., Senior Notes	4.375%	11/15/65	320,000	350,558
Total Road & Rail				410,558
Total Industrials				7,167,485
Information Technology — 3.7%
Communications Equipment — 0.7%
Harris Corp., Senior Notes	5.550%	10/1/21	520,000	567,372
Harris Corp., Senior Notes	4.854%	4/27/35	260,000	291,429
Harris Corp., Senior Notes	5.054%	4/27/45	210,000	247,953
Total Communications Equipment				1,106,754
IT Services — 0.4%
HP Enterprise Services LLC, Notes	7.450%	10/15/29	420,000	523,082
Semiconductors & Semiconductor Equipment — 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.875%	1/15/27	140,000	138,027	(a)
Intel Corp., Senior Notes	4.900%	7/29/45	130,000	159,125
NXP BV/NXP Funding LLC, Senior Notes	3.875%	9/1/22	400,000	405,500	(a)
QUALCOMM Inc., Senior Notes	4.300%	5/20/47	40,000	40,396
Total Semiconductors & Semiconductor Equipment				743,048
Software — 0.9%
Microsoft Corp., Senior Notes	4.250%	2/6/47	1,160,000	1,329,644
Technology Hardware, Storage & Peripherals — 1.2%
Apple Inc., Senior Notes	3.850%	8/4/46	340,000	355,260
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	620,000	646,556	(a)
HP Inc., Senior Notes	4.650%	12/9/21	310,000	329,799
Seagate HDD Cayman, Senior Notes	4.250%	3/1/22	420,000	425,519	(a)
Total Technology Hardware, Storage & Peripherals				1,757,134
Total Information Technology				5,459,662

See Notes to Financial Statements.

Western Asset Income Fund 2017 Annual Report	17

Schedule of investments (cont’d)

December 31, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 6.8%
Chemicals — 0.8%
Dow Chemical Co., Debentures	7.375%	11/1/29	$800,000	$1,069,155
Ecolab Inc., Senior Notes	5.500%	12/8/41	80,000	100,519
Total Chemicals				1,169,674
Containers & Packaging — 0.6%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	550,000	598,455	(a)
WestRock RKT Co., Senior Notes	4.450%	3/1/19	230,000	235,188
Total Containers & Packaging				833,643
Metals & Mining — 5.1%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	250,000	273,750	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	500,000	497,451	(a)
Arconic Inc., Senior Notes	5.870%	2/23/22	800,000	870,000
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	50,000	61,652
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	180,000	225,285
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	100,000	122,892
BHP Billiton Finance USA Ltd., Subordinated Notes (6.750% to 10/20/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	470,000	549,942	(a)(b)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	80,000	79,940
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	60,000	59,475
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	630,000	689,850
Glencore Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	545,922	(a)
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	150,000	166,322	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	100,000	100,590	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	170,000	168,351	(a)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	380,000	393,300	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	159,878
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	526,902
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,148,000	1,412,040
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	370,000	387,591
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	210,000	211,504	(a)
Total Metals & Mining				7,502,637
Paper & Forest Products — 0.3%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	30,000	32,213
Georgia-Pacific LLC, Senior Bonds	7.375%	12/1/25	250,000	318,488
Total Paper & Forest Products				350,701
Total Materials				9,856,655

See Notes to Financial Statements.

18	Western Asset Income Fund 2017 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Real Estate — 0.9%
Equity Real Estate Investment Trusts (REITs) — 0.3%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	$250,000	$255,312
Washington Prime Group LP, Senior Notes	5.950%	8/15/24	220,000	225,126
Total Equity Real Estate Investment Trusts (REITs)				480,438
Real Estate Management & Development — 0.6%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	500,000	512,500
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	280,000	377,948
Total Real Estate Management & Development				890,448
Total Real Estate				1,370,886
Telecommunication Services — 5.9%
Diversified Telecommunication Services — 4.4%
AT&T Inc., Senior Notes	2.850%	2/14/23	370,000	371,900
AT&T Inc., Senior Notes	4.500%	5/15/35	360,000	358,934
AT&T Inc., Senior Notes	4.900%	8/14/37	350,000	355,506
AT&T Inc., Senior Notes	5.350%	9/1/40	30,000	31,765
AT&T Inc., Senior Notes	4.800%	6/15/44	210,000	208,479
AT&T Inc., Senior Notes	5.450%	3/1/47	50,000	53,638
AT&T Inc., Senior Notes	4.500%	3/9/48	86,000	80,903
AT&T Inc., Senior Notes	4.550%	3/9/49	310,000	292,945
British Telecommunications PLC, Bonds	9.125%	12/15/30	330,000	494,110
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	275,322
Qwest Corp., Debentures	6.875%	9/15/33	850,000	816,990
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	60,000	80,728
Verizon Communications Inc., Senior Bonds	5.500%	3/16/47	730,000	834,979
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	1,994,115
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	139,000	143,181
Total Diversified Telecommunication Services				6,393,495
Wireless Telecommunication Services — 1.5%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	1,085,866
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	50,000	52,692	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	330,000	350,212
Sprint Corp., Senior Notes	7.875%	9/15/23	340,000	362,950
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	324,985
Total Wireless Telecommunication Services				2,176,705
Total Telecommunication Services				8,570,200

See Notes to Financial Statements.

Western Asset Income Fund 2017 Annual Report	19

Schedule of investments (cont’d)

December 31, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 2.6%
Electric Utilities — 2.6%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	$210,000	$244,554
Duke Energy Corp., Senior Notes	3.750%	9/1/46	420,000	417,155
Enel Finance International NV, Senior Notes	2.875%	5/25/22	300,000	299,492	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	830,000	1,122,074
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	310,000	318,257
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	130,000	164,128
Pacific Gas & Electric Co., Senior Notes	3.300%	12/1/27	500,000	495,946	(a)
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	673,980
Total Utilities				3,735,586
Total Corporate Bonds & Notes (Cost — $114,365,632)				129,428,107
Asset-Backed Securities — 0.2%
GoldenTree Loan Opportunities Ltd., 2015-10A D (3 mo. USD LIBOR + 3.350%) (Cost — $244,258)	4.713%	7/20/27	250,000	253,544	(a)(b)
Municipal Bonds — 1.4%
Alabama — 0.2%
Alabama Economic Settlement Authority, BP Settlement Revenue	3.163%	9/15/25	310,000	313,708
California — 0.8%
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue, Build America Bonds, Recovery Zone Economic Development	7.618%	8/1/40	650,000	1,012,147
University of California Revenue, Taxable	4.062%	5/15/33	150,000	157,326
Total California				1,169,473
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	170,000	184,853
Illinois — 0.3%
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	310,000	344,819
Total Municipal Bonds (Cost — $1,913,432)				2,012,853
Sovereign Bonds — 4.3%
Argentina — 1.9%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,220,000	1,430,450	(a)
Provincia de Cordoba, Senior Notes	7.450%	9/1/24	740,000	811,136	(a)
Republic of Argentina, Senior Bonds	7.500%	4/22/26	370,000	419,821
Republic of Argentina, Senior Notes	6.875%	1/26/27	120,000	131,280
Total Argentina				2,792,687

See Notes to Financial Statements.

20	Western Asset Income Fund 2017 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Canada — 0.7%
Quebec Province, Notes	7.970%	7/22/36	$650,000	$1,040,549
Ecuador — 0.5%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	610,000	714,462	(a)
Indonesia — 0.3%
Republic of Indonesia, Senior Notes	4.350%	1/11/48	440,000	447,494
Mexico — 0.2%
United Mexican States, Senior Notes	4.350%	1/15/47	360,000	344,700
Nigeria — 0.2%
Republic of Nigeria, Senior Notes	6.500%	11/28/27	300,000	313,585	(a)
Panama — 0.2%
Republic of Panama, Senior Notes	4.500%	5/15/47	210,000	226,590
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	440,000	436,244	(a)
Total Sovereign Bonds (Cost — $5,617,198)				6,316,311
U.S. Government & Agency Obligations — 2.9%
U.S. Government Obligations — 2.9%
U.S. Treasury Bonds	2.750%	8/15/47	1,970,000	1,972,886
U.S. Treasury Notes	1.875%	12/15/20	1,140,000	1,136,816
U.S. Treasury Notes	2.000%	11/30/22	970,000	961,285
U.S. Treasury Notes	2.000%	4/30/24	30,000	29,463
U.S. Treasury Notes	2.250%	11/15/27	195,000	192,281
Total U.S. Government & Agency Obligations (Cost — $4,256,492)				4,292,731

			Shares
Preferred Stocks — 0.3%
Financials — 0.3%
Capital Markets — 0.2%
Carlyle Group LP	5.875%		10,775	273,362
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. USD LIBOR + 3.190%)	4.606%		5,725	126,308	(b)(d)
Total Preferred Stocks (Cost — $412,443)				399,670
Total Investments before Short-Term Investments (Cost — $126,809,455)				142,703,216
Short-Term Investments — 0.7%
Western Asset Government Cash Management Portfolio LLC (Cost — $1,100,244)	1.240%		1,100,244	1,100,244	(e)
Total Investments — 98.5% (Cost — $127,909,699)				143,803,460
Other Assets in Excess of Liabilities — 1.5%				2,157,558
Total Net Assets — 100.0%				$145,961,018

See Notes to Financial Statements.

Western Asset Income Fund 2017 Annual Report	21

Schedule of investments (cont’d)

December 31, 2017

Western Asset Income Fund

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2017, the total market value of investments in Affiliated Companies was $1,100,244 and the cost was $1,100,244 (See Note 7).

Abbreviations used in this schedule:
GO	— General Obligation
LIBOR	— London Interbank Offered Rate

At December 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	3	3/18	$643,490	$642,328	$(1,162)
U.S. Treasury 5-Year Notes	27	3/18	3,151,253	3,136,430	(14,823)
					(15,985)
Contracts to Sell:
U.S. Treasury 10-Year Notes	16	3/18	1,987,028	1,984,750	2,278
U.S. Treasury Long-Term Bonds	93	3/18	14,244,770	14,229,000	15,770
U.S. Treasury Ultra Long-Term Bonds	11	3/18	1,834,230	1,844,218	(9,988)
					8,060
Net unrealized depreciation on open futures contracts					$(7,925)

See Notes to Financial Statements.

22	Western Asset Income Fund 2017 Annual Report

Statement of assets and liabilities

December 31, 2017

Assets:
Investments in unaffiliated securities, at value (Cost — $126,809,455)	$142,703,216
Investments in affiliated securities, at value (Cost — $1,100,244)	1,100,244
Cash	111,149
Interest receivable	1,849,684
Deposits with brokers for open futures contracts	313,218
Prepaid expenses	9,624
Other assets	13,944
Other receivables	32,172
Total Assets	146,133,251

Liabilities:
Investment management fee payable	61,480
Payable to broker — variation margin on open futures contracts	31,500
Directors’ fees payable	684
Accrued expenses	78,569
Total Liabilities	172,233
Total Net Assets	$145,961,018

Net Assets:
Par value ($0.01 par value; 20,000,000 shares authorized, 9,482,901 shares issued and outstanding)	$94,829
Paid-in capital in excess of par value	131,848,472
Undistributed net investment income	1,197,939
Accumulated net realized loss on investments and futures contracts	(3,066,058)
Net unrealized appreciation on investments and futures contracts	15,885,836
Total Net Assets	$145,961,018

Shares Outstanding	9,482,901

Net Asset Value	$15.39

See Notes to Financial Statements.

Western Asset Income Fund 2017 Annual Report	23

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Interest from unaffiliated investments	$7,493,219
Interest from affiliated investments	3,602
Dividends	19,494
Total Investment Income	7,516,315

Expenses:
Investment management fee (Note 2)	750,357
Legal fees	107,204
Franchise taxes	46,986
Audit and tax fees	44,235
Transfer agent fees	37,229
Fund accounting fees	29,781
Shareholder reports	24,337
Directors’ fees	13,997
Stock exchange listing fees	13,934
Excise tax (Note 1)	3,587
Custody fees	756
Interest expense	7
Miscellaneous expenses	10,586
Total Expenses	1,082,996
Less: Fee waivers and/or expense reimbursements (Note 2)	(24,000)
Net Expenses	1,058,996
Net Investment Income	6,457,319

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	861,568
Futures contracts	(547,526)
Net Realized Gain	314,042
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	7,250,438
Futures contracts	(77,928)
Change in Net Unrealized Appreciation (Depreciation)	7,172,510
Net Gain on Investments and Futures Contracts	7,486,552
Increase in Net Assets From Operations	$13,943,871

See Notes to Financial Statements.

24	Western Asset Income Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2017	2016

Operations:
Net investment income	$6,457,319	$6,629,713
Net realized gain	314,042	1,376,641
Change in net unrealized appreciation (depreciation)	7,172,510	5,807,290
Increase in Net Assets From Operations	13,943,871	13,813,644

Distributions to Shareholders From (Note 1):
Net investment income	(6,535,922)	(6,530,020)
Decrease in Net Assets From Distributions to Shareholders	(6,535,922)	(6,530,020)

Fund Share Transactions:
Reinvestment of distributions (13,390 and 7,388 shares issued, respectively)	205,947	109,106
Increase in Net Assets From Fund Share Transactions	205,947	109,106
Increase in Net Assets	7,613,896	7,392,730

Net Assets:
Beginning of year	138,347,122	130,954,392
End of year*	$145,961,018	$138,347,122
*Includes undistributed net investment income of:	$1,197,939	$1,276,999

See Notes to Financial Statements.

Western Asset Income Fund 2017 Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of year	$14.61	$13.84	$14.84	$14.45	$15.04

Income (loss) from operations:
Net investment income	0.68	0.70	0.70	0.73	0.73
Net realized and unrealized gain (loss)	0.79	0.76	(1.01)	0.35	(0.63)
Total income (loss) from operations	1.47	1.46	(0.31)	1.08	0.10

Less distributions from:
Net investment income	(0.69)	(0.69)	(0.69)	(0.69)	(0.69)
Total distributions	(0.69)	(0.69)	(0.69)	(0.69)	(0.69)

Net asset value, end of year	$15.39	$14.61	$13.84	$14.84	$14.45

Market price, end of year	$15.76	$14.31	$13.02	$13.45	$13.17
Total return, based on NAV[2,3]	10.27%	10.76%	(2.21)%	7.57%	0.73%
Total return, based on Market Price[4]	15.31%	15.44%	1.88%	7.44%	(6.47)%

Net assets, end of year (000s)	$145,961	$138,347	$130,954	$140,440	$136,683

Ratios to average net assets:
Gross expenses	0.76%	0.77%	0.76%	0.73%	0.75%
Net expenses[5]	0.74	0.75	0.74	0.71	0.73
Net investment income	4.53	4.87	4.82	4.87	5.02

Portfolio turnover rate	50%	50%	42%	38%	70%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Western Asset Income Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified investment company.

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Income Fund 2017 Annual Report	27

Notes to financial statements (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	Western Asset Income Fund 2017 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Industrials	—	$7,038,010	$129,475	$7,167,485
Other corporate bonds & notes	—	122,260,622	—	122,260,622
Asset-backed securities	—	253,544	—	253,544
Municipal bonds	—	2,012,853	—	2,012,853
Sovereign bonds	—	6,316,311	—	6,316,311
U.S. government & agency obligations	—	4,292,731	—	4,292,731
Preferred stocks:
Financials	$273,362	—	126,308	399,670
Total long-term investments	273,362	142,174,071	255,783	142,703,216
Short-term investments†	—	1,100,244	—	1,100,244
Total investments	$273,362	$143,274,315	$255,783	$143,803,460
Other financial instruments:
Futures contracts	18,048	—	—	18,048
Total	$291,410	$143,274,315	$255,783	$143,821,508

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$25,973	—	—	$25,973

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily

Western Asset Income Fund 2017 Annual Report	29

Notes to financial statements (cont’d)

changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

30	Western Asset Income Fund 2017 Annual Report

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2017, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any

Western Asset Income Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund anticipates being subject to an excise tax for calendar year 2017 of approximately $3,587.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$3,587	$10,616,218	$(10,619,805)
(b)	(4,044)	4,044	—

(a)	Reclassifications are due to a non-deductible excise tax accrued by the Fund and the expiration of a capital loss carryfoward.

(b)	Reclassifications are due to book/tax differences in the treatment of distributions from investments in limited partnerships.

32	Western Asset Income Fund 2017 Annual Report

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., (“Legg Mason”) pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

During the year ended December 31, 2017, fees waived and/or expenses reimbursed amounted to $24,000.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Adviser (not the Fund) pays LMPFA a monthly fee of $3,000 (an annual rate of $36,000). LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$43,207,317	$27,399,597
Sales	42,823,182	26,749,363

At December 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$127,924,332	$16,259,275	$(380,147)	$15,879,128
Futures contracts	—	18,048	(25,973)	(7,925)

Western Asset Income Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2017.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$18,048

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$25,973

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(547,526)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(77,928)

During the year ended December 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$5,506,892
Futures contracts (to sell)	16,363,662

34	Western Asset Income Fund 2017 Annual Report

5. Distributions subsequent to December 31, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/19/2018	2/1/2018	$0.0575
2/16/2018	3/1/2018	$0.0575

6. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended December 31, 2017, the Fund did not repurchase any shares.

7. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s investment adviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2017. The following transactions were effected in shares of such companies for the year ended December 31, 2017.

	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$14,002,925	14,002,925	$12,902,681	12,902,681	—	$3,602	—	$1,100,244

Western Asset Income Fund 2017 Annual Report	35

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$6,535,922	$6,530,020

As of December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,254,076
Deferred capital losses*	(2,712,412)
Capital loss carryforward**	(227,490)
Other book/tax temporary differences(a)	(85,855)
Unrealized appreciation (depreciation)(b)	15,789,398
Total accumulated earnings (losses) — net	$14,017,717

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of December 31, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2018	$(227,490)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

36	Western Asset Income Fund 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of the Western Asset Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Income Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

February 16, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset Income Fund 2017 Annual Report	37

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Investment Subadvisory Agreement (together with the Advisory Agreement, the “Agreements”) between Western Asset and Western Asset Management Company Limited (“WAML”) with respect to the Fund at meetings held on September 12, 2017 and October 17, 2017. At a meeting held on November 14, 2017, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset and WAML (together, the “Advisers”), including relevant investment advisory personnel; reviewed a variety of information prepared by the Advisers and materials provided by Broadridge and counsel to the Independent Directors; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Directors examined the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including the Advisers’ business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well-suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in a peer group of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Directors noted that the performance of the Fund

38	Western Asset Income Fund

exceeded its peer average performance for each of the one-, three- and five-year periods, but was slightly lower than its peer average for the ten-year period ended August 31, 2017 as compared to its peer group.

The Directors also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to Western Asset was higher than the average of the fees paid by funds in its peer group, and that Western Asset was responsible for payment of the management fee to WAML. The Directors also noted that the Fund’s total expenses were greater than the average of the funds in its peer group. They noted that the management fee paid by the Fund was generally lower than the fees paid by other clients of the Advisers with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference in responsibilities, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their respective relationships with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Directors concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Western Asset Income Fund	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

40	Western Asset Income Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†

Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	9
Other board memberships held by Director during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 1998
Principal occupations during the past five years

President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member of the

International Olympic Committee (since 1986) and Member

of Executive Board of International Olympic Committee

(since 2013)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	9
Other board memberships held by Director during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 2007
Principal occupations during the past five years

Director and Advisor (since 2017) and former Executive Vice

President and Chief Operating Officer (2002 to 2016) of Lowe

Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	9
Other board memberships held by Director during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Income Fund	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Since 1997
Principal occupations during the past five years

Chairman of Great Public Schools Now (since 2015); Trustee

of The Getty Trust (since 2005); Chairman of Excellent

Education Development (since 2000); formerly, Chairman of

Walt Disney Concert Hall, Inc. (1998 to 2006)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	9
Other board memberships held by Director during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 2004
Principal occupations during the past five years

Director of Pinnacle Entertainment, Inc. (gaming and

hospitality company) (since 2012); Director of CoreLogic, Inc.

(information, analytics and business services company)

(since 2012) ; formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz

Worldwide, Inc. (online travel company) (2007 to 2014)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	9
Other board memberships held by Director during the past five years	None

Interested Director

Ronald L. Olson[3]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	9
Other board memberships held by Director during the past five years	Graham Holdings Company (formerly, The Washington Post Company) and Berkshire Hathaway, Inc.

42	Western Asset Income Fund

Interested Director and Officer

Jane Trust, CFA[4]
Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office and length of time served [1]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor,

LLC (“LMPFA”) or its affiliates (since 2015); President and

Chief Executive Officer of LMPFA (since 2015); formerly,

Senior Vice President of LMPFA (2015); Director of

ClearBridge, LLC (formerly, Legg Mason Capital

Management, LLC) (2007 to 2014); Managing Director of

Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of portfolios in fund complex overseen by Director (including the Fund)	141
Other board memberships held by Director during the past five years	None

Officers[5]

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years

Principal Financial Officer and Treasurer of certain mutual

funds associated with Legg Mason & Co. or its affiliates

(since 2011 and since 2013); Managing Director of Legg

Mason & Co. and Senior Manager of the Treasury Policy

group for Legg Mason & Co.’s Global Fiduciary Platform

(since 2011); formerly, Chief Accountant within the SEC’s

Division of Investment Management (2007 to 2011);

Assistant Chief Accountant within the SEC’s Division of

Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Since 2007
Principal occupations during the past five years

Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with

Legg Mason & Co. or its affiliates (since 2006); formerly,

Chief Compliance Officer of Legg Mason Private Portfolio

Group (prior to 2010); formerly, Branch Chief, Division of

Investment Management, U.S. Securities and Exchange

Commission (2002 to 2006)

Western Asset Income Fund	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Since 2007
Principal occupations during the past five years

Vice President and Deputy General Counsel of Legg Mason,

Inc. (since 2006); Managing Director and General Counsel—

U.S. Mutual Funds for Legg Mason & Co. (since 2006) and

Legg Mason & Co. predecessors (since 1994); Secretary and

Chief Legal Officer of certain mutual funds associated with

Legg Mason & Co. or its affiliates (since 2006) and

Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office and length of time served[1]	Since 2015
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds

associated with Legg Mason & Co. or its affiliates (since

2015); Compliance Officer of Legg Mason & Co. (since 2013);

Assistant Vice President of Legg Mason & Co. (since 2011);

formerly, Associate Compliance Officer of Legg Mason & Co.

(2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office and length of time served[1]	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated

with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief

Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

44	Western Asset Income Fund

[2]

Each Director also serves as a Trustee of Western Asset Premier Bond Fund (closed-end investment company) and oversees the seven portfolios of Western Asset Funds, Inc. (open-end investment companies), which are considered part of the same fund complex as the Fund.

[3]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the investment adviser.

[4]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Income Fund	45

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

46	Western Asset Income Fund

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Income Fund	47

Dividend reinvestment plan (unaudited)

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

48	Western Asset Income Fund

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

Western Asset Income Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record date:	Monthly	3/24/2017	Monthly
Payable date:	January 2017 - February 2017	4/3/2017	May 2017 - December 2017
Ordinary income:
Qualified dividend income for individuals	4.50%	3.34%	2.56%
Dividends qualifying for the dividends
received deduction for corporations	3.79%	2.63%	1.84%
Interest from Federal Obligations	0.72%	0.72%	0.72%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Monthly	3/24/2017	Monthly
Payable date:	January 2017 - February 2017	4/3/2017	May 2017 - December 2017
Qualified net investment income	62.00%	60.00%	60.00%

Please retain this information for your records.

50	Western Asset Income Fund

Western Asset

Income Fund

Directors

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart

Chairman

Jaynie M. Studenmund

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Jenna Bailey

Identify Theft Prevention Officer

Jeanne M. Kelly

Senior Vice President

Western Asset Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

New York Stock Exchange Symbol

PAI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Income Fund

Western Asset Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX013146 2/18 SR18-3287

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert Abeles, Jr. possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2016 and December 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,983 in December 31, 2016 and $14,698 in December 31, 2017.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2016 and $0 in December 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,900 in December 31, 2016 and $5,047 in December 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees: The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,324 in December 31, 2016 and $0 in December 31, 2017 other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Income Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2016 and December 31, 2017; Tax Fees were 100% and 100% for December 31, 2016 and December 31, 2017; and Other Fees were 100% and 100% for December 31, 2016 and December 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Income Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Income Fund during the reporting period were $188,614 in December 31, 2016 and $160,000 in December 31, 2017.

(h) Yes. Western Asset Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant has delegated the voting of proxies relating to its portfolio securities to its adviser, Western Asset Management Company (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are attached as an exhibit to this Form N-CSR.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co-Chief Investment Officer of Western Asset from 2013-2014.

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager and head of U.S. Investment Grade Credit at Western Asset since 2009; portfolio manager and Chief Investment Officer at Logan Circle Partners, L.P. from 2007-2009.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; Deputy Chief Investment Officer since 2014; portfolio manager at Western Asset the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2017.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	95 registered investment companies with $148.2 billion in total assets under management	271 Other pooled investment vehicles with $87.9 billion in assets under management[1]	611 Other accounts with $206.1 billion in total assets under management[2]

Ryan K. Brist‡	6 registered investment Company with $3.9 billion in total assets under management	20 Other pooled investment vehicles with $11.1 billion in assets under management	77 Other accounts with $28.7 billion in total assets under management[3]

Michael C. Buchanan‡	41 registered investment Company with $50.6 billion in total assets under management	80 Other pooled investment vehicles with $35.9 billion in assets under management[4]	247 Other accounts with $83.6 billion in total assets under management[5]

[1]	Includes 6 accounts managed, totaling $1.7 billion, for which advisory fee is performance based.
[2]	Includes 31 accounts managed, totaling $12.4 billion, for which advisory fee is performance based.
[3]	Includes 3 accounts managed, totaling $0.8 billion, for which advisory fee is performance based.
[4]	Includes 3 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
[5]	Includes 16 accounts managed, totaling $6.9 billion, for which advisory fee is performance based.

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2017.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	E
Ryan K. Brist	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Income Fund

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	February 26, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett Principal Financial Officer

Date:	February 26, 2018